UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2009

DIEDRICH COFFEE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-21203	33-0086628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28 Executive Park, Suite 200 Irvine, California	92614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 260-1600

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously announced, on March 27, 2009, Diedrich Coffee, Inc. (the “Company”) and Praise International North America, Inc., a Delaware corporation (“Praise”), entered into an agreement (the “Agreement”) pursuant to which the Company agreed to sell all of the issued and outstanding shares (the “Shares”) of common stock, par value $0.01 per share, of Praise U.S. Holdings, Inc. (formerly known as Coffee People Worldwide, Inc.), a Delaware corporation and wholly-owned subsidiary of the Company that owns assets used in the Company’s United States franchise operations (such purchase, the “Transaction”). On June 12, 2009, the Company completed the Transaction, and pursuant to the Agreement Praise purchased the Shares for $3,100,000, of which $1,500,000 was paid in cash and the remainder paid in the form of a twelve-month promissory note with an aggregate principal amount of $1,600,000 and an interest rate equal to 7.0% per annum, issued by Praise to the Company.

Praise is an affiliate of Gloria Jean’s Coffees International Pty. Ltd., which was a party to the purchase of the Company’s international franchise operations in February 2005.

Item 8.01	Other Events.

On June 15, 2009, the Company issued a press release (the “Press Release”) announcing the completion of the Transaction. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(b) Unaudited Pro Forma Condensed Consolidated Financial Statements:

The following unaudited pro forma condensed consolidated financial statements of Diedrich Coffee, Inc. and its subsidiaries are attached hereto as Exhibit 99.2 and are incorporated herein by reference:

(i) Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 4, 2009

(ii) Unaudited Pro Forma Condensed Consolidated Statements of Operations for the thirty-six weeks ended March 4, 2009 and March 5, 2008

(iii) Unaudited Pro Forma Condensed Consolidated Statements of Operations for the fiscal years ended June 25, 2008, and June 27, 2007

(iv) Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(d) Exhibits:

Exhibit Number	Reference
99.1	Press release dated June 15, 2009

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diedrich Coffee, Inc.

Date: June 18, 2009

/s/ Sean M. McCarthy
(Signature)
	Name:	Sean M. McCarthy
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated June 15, 2009

99.2	Unaudited Pro Forma Financial Statements and Information

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